                                                                      EXHIBIT 24

March 28, 2003

Mr. S. Kinnie Smith, Jr.
Mr. Thomas J. Webb
Mr. Michael D. VanHemert
Consumers Energy Company
212 West Michigan Avenue
Jackson, MI 49201

Consumers Energy Company is required to file an Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission within 90 days after the end of the year.

We hereby make, constitute and appoint each of you our true and lawful attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said Annual Report with any necessary exhibits, and any amendments thereto that may be required.

Very truly yours,


    /s/  Kenneth Whipple                       /s/ Michael T. Monahan
 --------------------------------        ---------------------------------------
         Kenneth Whipple                           Michael T. Monahan


                                               /s/ Joseph F. Paquette, Jr
 --------------------------------        ---------------------------------------
         John M. Deutch                            Joseph F. Paquette, Jr.


    /s/ James J. Duderstadt
 --------------------------------        ---------------------------------------
        James J. Duderstadt                        William U. Parfet


    /s/ Kathleen R. Flaherty                   /s/ Percy A. Pierre
 --------------------------------        ---------------------------------------
        Kathleen R. Flaherty                       Percy A. Pierre


                                               /s/ S. Kinnie Smith, Jr.
 --------------------------------        ---------------------------------------
        Earl D. Holton                             S. Kinnie Smith, Jr.



    /s/ David W. Joos                          /s/ Kenneth L. Way
 --------------------------------        ---------------------------------------
        David W. Joos                              Kenneth L. Way


                              /s/ John B. Yasinksy
                          ----------------------------
                                John B. Yasinsky